UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐    Soliciting Material under §240.14a-12

ASCENT SOLAR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER __, 2015

November __, 2015

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Ascent Solar Technologies, Inc., a Delaware corporation, will be held on December __, 2015, at __:00 a.m. Mountain Time at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To approve the issuance by the Company, in accordance with a convertible note purchase agreement between the Company and the purchasers party thereto, dated September 4, 2015, as amended, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

2.
To approve the issuance by the Company, in accordance with a Series E preferred stock securities purchase agreement between the Company and the purchaser party thereto, dated November 4, 2015, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

3.
To approve the issuance by the Company, in accordance with a committed equity line purchase agreement between the Company and the purchaser party thereto, dated November 10, 2015, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

4.
To approve the issuance by the Company, in accordance with a consulting agreement between the Company and the consultant party thereto, dated October 23, 2015, of common stock and options as compensation to a consultant;

5.
To approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 450,000,000 to 600,000,000; and

6.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Stockholders who owned shares of our common stock at the close of business on November 6, 2015 are entitled to receive notice of, attend and vote at the Special Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail.

By Order of the Board of Directors

Victor Lee
President and Chief Executive Officer
Thornton, Colorado
November __, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December __, 2015 — The Proxy Statement is available at www.ascentsolar.com.

ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
___________________

PROXY STATEMENT
___________________

For the Special Meeting of Stockholders to be held on December ___, 2015

Your proxy is being solicited on behalf of the Board of Directors (the “Board”) of Ascent Solar Technologies, Inc., a Delaware corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at __:00 a.m. Mountain Time on December __, 2015, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Special Meeting will be held at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241.

These proxy materials are first being provided on or about November __, 2015 to all stockholders as of the record date, November 6, 2015. Stockholders who owned our common stock at the close of business on November __, 2015 are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were ____________ shares of our common stock outstanding.

All proxies will be voted in accordance with the instructions contained on those proxies, and if no choice is specified, the proxies will be voted in favor of each matter set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary.

References to the “Company,” “Ascent,” “Ascent Solar,” “our,” “us” or “we” mean Ascent Solar Technologies, Inc.

VOTING AND RELATED MATTERS	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A CONVERTIBLE NOTE PURCHASE AGREEMENT, DATED SEPTEMBER 4, 2015, AS AMENDED, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK	6
PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A SERIES E PREFERRED STOCK SECURITIES PURCHASE AGREEMENT, DATED NOVEMBER 4, 2015, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK	8
PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A COMMITTED EQUITY LINE PURCHASE AGREEMENT, DATED NOVEMBER 10, 2015, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK	11
PROPOSAL NO. 4: APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A CONSULTING AGREEMENT, DATED OCTOBER 23, 2015, OF COMMON STOCK AND OPTIONS AS COMPENSATION TO A CONSULTANT	13
PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK	14
WHERE TO FIND MORE INFORMATION	16
STOCKHOLDER PROPOSALS	17
OTHER BUSINESS	18
APPENDIX A: CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	19

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Ascent Solar, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below. Each share of our common stock you owned as of the record date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail. You can vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	provide written notice by December __, 2015 of the revocation to our Corporate Secretary at our principal executive offices, which are located at 12300 North Grant Street, Thornton, Colorado 80241; or

•	attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on November 6, 2015 are entitled to receive notice and vote at the meeting. On the record date, there were __________ issued and outstanding shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on each of the matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the following table summarizes the voting requirements to approve each proposal:

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1 – To approve the issuance by the Company, in accordance with a convertible note purchase agreement between the Company and the purchasers party thereto, dated September 4, 2015, as amended (the “Note Purchase Agreement”), of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.
	The affirmative vote of a majority of the votes cast at the Special Meeting.	No
Proposal No. 2 – To approve the issuance by the Company, in accordance with a Series E preferred stock securities purchase agreement between the Company and the purchaser party thereto, dated November 4, 2015 (the “Series E Preferred Purchase Agreement”), of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.
	The affirmative vote of a majority of the votes cast at the Special Meeting.	No
Proposal No. 3 – To approve the issuance by the Company, in accordance with a committed equity line purchase agreement between the Company and the purchaser party thereto, dated November 10, 2015 (the “Equity Line Purchase Agreement”), of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.
	The affirmative vote of a majority of the votes cast at the Special Meeting.	No
Proposal No. 4 – To approve the issuance by the Company, in accordance with a consulting agreement between the Company and the consultant party thereto, dated October 23, 2015 (the “Consulting Agreement”), of common stock and options as compensation to a consultant

	The affirmative vote of a majority of the votes cast at the Special Meeting.	No
Proposal No. 5 – To approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 450,000,000 to 600,000,000.

	The affirmative vote of a majority of the outstanding shares of common stock.	Yes

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have no effect on whether Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 are approved at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” Proposal No. 5.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, is permitted to either leave your shares unvoted or vote your shares on matters that are considered routine. Proposal No. 5 is considered a routine matter while Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm will not be able to vote your shares on Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming that a quorum is present, broker non-votes (i) will have no effect on whether Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 are approved at the Special Meeting and (ii) will have the same effect as a vote “AGAINST” Proposal No. 5.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting as directed. If no specification is indicated, the shares will be voted:

(1)
“FOR” Proposal No. 1 to approve the issuance by the Company, in accordance with the Note Purchase Agreement, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

(2)
“FOR” Proposal No. 2 to approve the issuance by the Company, in accordance with the Series E Preferred Purchase Agreement, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

(3)
“FOR” Proposal No. 3 to approve the issuance by the Company, in accordance with the Equity Line Purchase Agreement, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock;

(4)	“FOR” Proposal No. 4 to approve the issuance by the Company, in accordance with the Consulting Agreement, of common stock and options as compensation to a consultant;

(5)
“FOR” Proposal No. 5 to approve a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 450,000,000 to 600,000,000; and

(6)	at the discretion of your proxies on any other matter that may be properly brought before the Special Meeting.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Special Meeting and published in a Form 8-K to be filed within four (4) business days after the Special Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or oral request to our Corporate Secretary by mail at 12300 North Grant Street, Thornton, Colorado 80241 or by phone at (720) 872-5000.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and in the future together you would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 North Grant Street, Thornton, Colorado 80241 or by phone at (720) 872-5000.

If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

Driving Directions to the Special Meeting

Our main office is approximately 29 miles from Denver International Airport. From Denver International Airport, take Pena Boulevard to I-70 West to I-25 North. Exit at 120th Avenue. Turn right onto 120th Avenue, and then turn left onto Grant Street. Our office is on the right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock by our directors, executive officers and greater than 5% beneficial owners as of November 11, 2015.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. For purposes of calculating the percentage of our common stock beneficially owned, there were 93,101,628 shares of our common stock outstanding as of November 11, 2015.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director and named executive officer is c/o Ascent Solar Technologies, Inc., 12300 North Grant Street, Thornton, Colorado 80241.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
5% Stockholders:
TFG Radiant Investment Group Ltd. (1)	5,873,594	6.31%
Global Ichiban Ltd. (2)	9,000,000	8.81%
Seng Wei Seow (3)	10,302,630	9.9%
Named Executive Officers and Directors:
Victor Lee (4)	25,000	*
Amit Kumar, Ph.D.	168,306	*
Kim J. Huntley	89,728	*
G. Thomas Marsh	111,650	*
Xu Biao (5)	-	*
All directors and executive officers as a group (5 persons)	394,684	* %

* Less than 1.0%.

(1)	The address of TFG Radiant Investment Group Ltd. (“TFG Radiant”) is Block B. 4th Floor, Jihong R&D Building, No.1 Binlang Road, Futian FTZ, Shenzhen, China 518038.

(2)
The address of Global Ichiban Ltd. (“Global Ichiban”) is 20 Cross Street #02-18, China Square Central, Singapore 048422. Consists of 9,000,000 shares of our common stock issuable upon conversion of outstanding principal and accrued unpaid interest under a secured convertible promissory note issued in connection with the Note Purchase Agreement.

(3)
The address for Seng Wei Seow (“Seow”) is 17 Jalan Haji Salam, Singapore 468784. Consists of 1,134,831 shares of common stock owned as of November 11, 2015. Also includes additional shares of common stock issuable as of such date (i) upon conversion of shares of Series A preferred stock, (ii) upon exercise of common stock warrants held by Seow and (iii) upon conversion of a secured convertible promissory note held by Seow. The Series A preferred stock, common stock warrants and Note Purchase Agreement contain conversion, exercise and issuance limitations providing that Seow may not be issued shares of common stock (whether by means of conversion of Series A preferred stock, exercise of warrants, conversion under the promissory note or otherwise) if after giving effect to such issuance Seow would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series A preferred stock, common stock warrants and promissory note that could be issued to Seow if such 9.9% limitation does not apply.

(4)
Does not include securities held by TFG Radiant. Mr. Lee is managing director of Tertius Financial Group Pte Ltd., a 50% owner of TFG Radiant, and disclaims beneficial ownership of our securities held by TFG Radiant.

(5)	Does not include securities held by TFG Radiant. Mr. Xu is an investor in TFG Radiant, and disclaims beneficial ownership of our securities held by TFG Radiant.

PROPOSAL NO. 1:

APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A NOTE PURCHASE AGREEMENT, DATED SEPTEMBER 4, 2015, AS AMENDED, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK

Terms of the Transaction

On September 4, 2015, we entered into the Note Purchase Agreement with Global Ichiban and Seow (the “Lenders”), pursuant to which we issued to the Lenders $1,500,000 original principal amount of secured subordinated convertible notes (the “Notes”). Under the Note Purchase Agreement, we had an option to issue up to an additional $500,000 of Notes until September 30, 2015. On September 28, 2015, we issued an additional Note to Seow with an original principal amount of $500,000. We received gross proceeds from the Notes of $1,500,000 on September 4, 2015 and an additional $500,000 on September 28, 2015.

Description of the Notes
Maturity Date
Unless earlier converted or redeemed, the Notes will mature on September 4, 2016 (the “Maturity Date”).
Interest; Payment of Principal and Interest
The Notes bear interest at a rate of 8% per annum. Principal and interest on the Notes is payable on the Maturity Date.
Security Interest
The Notes are secured by a security interest in substantially all of our assets (other than our Thornton, Colorado real estate assets, which currently secure other outstanding indebtedness). The security interest for the Notes is subordinated to the security interest securing our senior secured convertible notes that were issued on November 14, 2014 (the “2014 Notes”) unless and until the 2014 Notes are completely retired. The 2014 Notes are expected to be completely retired in December 2015.
Conversion
All amounts due under the Notes are convertible at any time, in whole or in part, at the option of the Lenders into shares of our common stock at a fixed conversion price, which is subject to adjustment for stock splits, stock dividends, combinations or similar events, of $0.12 per share (the “Conversion Price”). There are no registration rights applicable to the Notes. Accordingly, any shares of common stock issued upon conversion of the Notes will be restricted and may only be sold in compliance with Rule 144 or in accordance with another exemption from registration.
Voting Rights
The Notes do not have voting rights.
Optional Prepayment by the Company
We may prepay the Notes prior to the Maturity Date.
Events of Default
The Notes contain standard and customary events of default including but not limited to: (i) failure to make payments when due under the Notes; (ii) a default in performance of any term, covenant or condition under the Note Purchase Agreement, the Notes or the related security agreement; (iii) failure to make any payment due under any agreement of indebtedness beyond any grace period; (iv) default on any agreement of indebtedness that causes indebtedness of $1,000,000 or more to become due prior to its stated date of maturity; (v) bankruptcy or insolvency of the Company, and (vi) an uninsured loss, damage, destruction or deterioration of all or a substantial part of the collateral for the Notes. If there is an event of default, the Lenders may declare all outstanding obligations payable by us under the Notes to be immediately due and payable.
Stockholder Approval Requirement
We are prohibited from issuing any shares of common stock pursuant to the Notes unless and until stockholder approval of such issuance of securities is obtained as required by applicable Nasdaq rules.
Limitations on Conversion and Issuance
The Notes issued to Seow may not be converted and shares of common stock may not be issued under such Notes if, after giving effect to the conversion or issuance, Seow would beneficially own in excess of 9.9% of the outstanding shares of our common stock.

Why the Company Needs Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. Shares of our common stock that might be issued upon the conversion of the Notes are considered common stock issued for the purposes of determining whether the 20% limit has been reached. Shares of our common stock that might be issued in payment of interest on the Notes are also considered common stock issued for the purposes of determining whether the 20% limit has been reached.

The aggregate number of shares of our common stock issuable in connection with the Note Purchase Agreement could result in the issuance of more than 20% of our outstanding common stock as of July 22, 2015 at a price less than the greater of the book value or market of the shares. Our common stock had a book value of $(0.115) and market value of $0.35 on July 22, 2015. Accordingly, we need stockholder approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock as of July 22, 2015. July 22, 2015 is the date of another transaction entered into by the Company which, in accordance with Nasdaq interpretative rules, is aggregated with the September 2015 transactions under the Note Purchase Agreement. Accordingly, the book value and market value per share on July 22, 2015 are the relevant information for purposes of stockholder approval of the Note Purcase Agreement share issuances.

In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations.

We did not seek advance stockholder approval of the potential issuances of shares of common stock related to the Note Purchase Agreement because the Note Purchase Agreement restricts the number of shares that can be issued (whether upon conversion of the Notes or payment of interest on the Notes in common stock) to an amount that would not be in excess of the applicable Nasdaq limitations. Therefore, stockholder approval was not required by the Nasdaq Marketplace Rules. If stockholders do not approve Proposal No. 1 at the Special Meeting, this limit will remain in place.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the issuance of the shares of common stock pursuant to the Note Purchase Agreement.

Effect of Proposal No. 1 on Current Stockholders

If Proposal No. 1 is adopted, we would be able to issue shares of common stock in connection with the Notes. The issuance of such shares could result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the common stock issued in connection with the Notes could cause the market price of our common stock to decline.

Further Information

The terms of the Note Purchase Agreement are only briefly summarized above. For further information, please refer to the description contained in our Current Reports on Form 8-K filed with the SEC on September 8, 2015 and September 28, 2015, and the Note Purchase Agreement, which is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 8, 2015. The discussion herein is qualified in its entirety by reference to the filed Note Purchase Agreement.

Required Vote

Approval of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Note Purchase Agreement at a price that may be less than the greater of book or market value requires the receipt of the affirmative vote of the majority of the votes cast at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK TO THE LENDERS PURSUANT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT.

PROPOSAL NO. 2:

APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A SECURITIES PURCHASE AGREEMENT, DATED NOVEMBER 4, 2015, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK

Terms of the Transaction

On November 4, 2015, we entered into the Series E Preferred Purchase Agreement with Redwood Management LLC (“Investor”), for the private placement of up to $2,800,000 of our newly designated Series E 7% Convertible Preferred Stock (the “Series E Preferred Stock”). Under the Series E Preferred Purchase Agreement, we issued 1,000 shares of Series E Preferred Stock to Investor in exchange for $1,000,000 on November 4, 2015. We filed a Certificate of Designations of Preferences, Rights and Limitations of Series E Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware on November 4, 2015.

We plan to sell and issue an additional 500 shares of Series E Preferred Stock to Investor in exchange for $500,000 within one business day after we file a registration statement covering the re-sale of the common stock underlying the Series E Preferred Stock (the “Series E Preferred Stock Registration Statement”) with the Securities and Exchange Commission. We plan to sell and issue an additional 1,300 shares of Series E Preferred Stock to Investor in exchange for $1,300,000 upon the earlier of (i) December 19, 2015 or (ii) the effectiveness of the Series E Preferred Stock Registration Statement.

Description of the Series E Preferred Stock
Rank
The Certificate of Designation provides that the Series E Preferred Stock ranks senior to the common stock with respect to dividends and rights upon liquidation.
Voting Rights

Except as otherwise required by law (or with respect to approval of certain actions), the Series E Preferred Stock does not have voting rights.
Dividends
Holders of the Series E Preferred Stock will be entitled to dividends in the amount of 7.00% per annum, payable when, as and if declared by our Board of Directors in its discretion.
Conversion Rights
Shares of the Series E Preferred Stock (including the amount of any accrued and unpaid dividends thereon) will be convertible at the option of the holder into common stock at a variable conversion price equal to 80% of the average of the two lowest volume weighted average prices (“VWAPs”) of our common stock for the ten consecutive trading day period prior to the conversion date. If certain defined default events occur, then the conversion price would thereafter be reduced, to equal 70% of the average of the two lowest VWAPs of our common stock for the twenty consecutive trading day period prior to the conversion date. No shares of the Series E Preferred, however, may be converted into common stock unless and until our stockholders approve this Proposal No. 2.
Commitment Fee Shares
We will issue 360,000 shares of common stock (the “Series E Commitment Fee Shares”) to Investor as a commitment fee within one business day after the later of (i) the effectiveness of the Series E Preferred Stock Registration Statement, which will also cover the re-sale of the Series E Commitment Fee Shares, and (ii) the date our stockholders approve this Proposal No. 2. If our stockholders do not vote to approve this Proposal No. 2, then the Series E Commitment Fee Shares will not be issued. In addition, we paid Investor $25,000 for their legal fees at the closing of the Series E Preferred Purchase Agreement.
Redemption
At any time after March 31, 2016, the holder will have the option to redeem for cash all or any portion of the outstanding shares of the Series E Preferred Stock at a price per share equal to $1,250 plus any accrued but unpaid dividends thereon.
At any time after the third anniversary of the date of the initial issuance of Series E Preferred Stock, the Company will have the option to redeem for cash all outstanding shares of the Series E Preferred Stock at a price per share equal to $1,250 plus any accrued but unpaid dividends thereon.
Liquidation Value
Upon our liquidation, dissolution or winding up, holders of Series E Preferred Stock will be entitled to be paid out of our assets, prior to the holders of our common stock, an amount equal to $1,000 per share plus any accrued but unpaid dividends thereon.
Series E Registration Rights Agreement
In connection with the Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Series E Registration Rights Agreement”) agreeing to register the Series E Commitment Fee Shares and the shares of common stock which may be issued upon conversion of the Series E Preferred Stock. The Series E Registration Rights Agreement requires us to file the Series E Preferred Stock Registration Statement by November 19, 2015, and to have it declared effective by January 4, 2016.
Stockholder Approval Requirement
We are prohibited from issuing the Series E Commitment Fee Shares and the shares of common stock which may be issued upon conversion of the Series E Preferred Stock unless and until stockholder approval of such issuance of securities is obtained as required by applicable Nasdaq rules.
Limitations on Conversion and Issuance
Under the Certificate of Designation, the Series E Preferred Stock may not be converted and shares of our common stock may not be issued if, after giving effect to the conversion or issuance, the holder would beneficially own in excess of 4.99% of the outstanding shares of our common stock; provided, however, that upon not less than 61 days’ prior notice to us, a holder may increase or decrease the beneficial ownership limitation so long as such holder in no event owns in excess of 19.99% of the outstanding shares of our common stock.

Why the Company Needs Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq 20% Rule. The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. The Series E Commitment Shares and the shares of our common stock that might be issued upon the conversion of the Series E Preferred Stock are considered common stock issued for the purposes of determining whether the 20% limit has been reached.

The aggregate number of shares of our common stock issuable in connection with the Series E Preferred Purchase Agreement could result in the issuance of more than 20% of our outstanding common stock as of July 22, 2015 at a price less than the greater of the book value or market of the shares. Our common stock had a book value of $(0.115) and market value of $0.35 on July 22, 2015. Accordingly, we need stockholder approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock as of as of July 22, 2015. July 22, 2015 is the date of another transaction entered into by the Company which, in accordance with Nasdaq interpretative rules, is aggregated with the November 2015 transactions under the Series E Preferred Purchase Agreement. Accordingly, the book value and market value per share on July 22, 2015 are the relevant information for purposes of stockholder approval of the Series E Preferred Purchase Agreement share issuances..

In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations.

We did not seek advance stockholder approval of the potential issuances of shares of common stock related to the Series E Preferred Purchase Agreement because the Series E Preferred Purchase Agreement restricts the number of shares that can be issued to an amount that would not be in excess of the applicable Nasdaq limitations. Therefore, stockholder approval was not required by the Nasdaq Marketplace Rules. If stockholders do not approve Proposal No. 2 at the Special Meeting, this limit will remain in place.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the issuance of the shares of common stock pursuant to the Series E Preferred Purchase Agreement.

Effect of Proposal No. 2 on Current Stockholders

If Proposal No. 2 is adopted, we would be able to issue shares of common stock in connection with the Series E Preferred Purchase Agreement. The issuance of such shares could result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the common stock issued in connection with the Series E Preferred Purchase Agreement could cause the market price of our common stock to decline.

Further Information

The terms of the Series E Preferred Purchase Agreement and Series E Preferred Stock are only briefly summarized above. For further information, please refer to the description contained in our Current Report on Form 8-K filed with the SEC on November 10, 2015, and the transaction documents that are filed as exhibits thereto. The discussion herein is qualified in its entirety by reference to the transaction documents filed with such Current Report on Form 8-K.

Required Vote

Approval of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Series E Preferred Purchase Agreement at a price that may be less than the greater of book or market value requires the receipt of the affirmative vote of the majority of the votes cast at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK TO THE HOLDER OF THE SERIES E PREFERRED STOCK PURSUANT TO THE TERMS OF THE SERIES E PREFERRED PURCHASE AGREEMENT.

PROPOSAL NO. 3:

APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A COMMITTED EQUITY LINE PURCHASE AGREEMENT, DATED NOVEMBER 10, 2015, OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK

Terms of the Transaction

Equity Line Purchase Shares

On November 10, 2015, we entered into the Equity Line Purchase Agreement with Investor, pursuant to which we have the right to sell, and Investor is obligated to purchase, up to $32,200,000 of our common stock (the “Purchase Shares”) in the form of an equity line (“Equity Line ”) over a 36-month period commencing on the date that a resale registration statement registering the Purchase Shares (the “EL Registration Statement”) is declared effective by the SEC and a final prospectus in connection therewith is filed with the SEC (the “Commencement Date”). We may direct Investor, subject to certain conditions, to purchase Purchase Shares in an amount up to the lesser of (i) $1,000,000 and (ii) 300% of the average daily trading volume of our common stock in the ten business days immediately preceding the purchase date; provided that the maximum amount of the Purchase Shares that we may sell to Investor on a purchase date may be increased, subject to Investor’s approval. We may deliver multiple notices to purchase Purchase Shares to Investor; provided that a notice may not be delivered until at least ten business days have passed since the most recent Purchase Shares were purchased. The purchase price for the Purchase Shares shall be equal to 80% of the average of the two lowest VWAPs (as defined in the Equity Line Purchase Agreement) of our common stock during the ten previous business days ending on the business day immediately preceding the purchase date.

EL Commitment Shares

As consideration for entering into the Equity Line Purchase Agreement, we are issuing a total of 2,640,000 shares of our common stock (the “EL Commitment Shares”) to Investor. We will issue the EL Commitment Shares in four tranches of 500,000 shares each and one tranche of 640,000 shares at an interval of every 15 calendar days starting from the later of (i) the effectiveness of the EL Registration Statement, which will also cover the re-sale of the EL Commitment Shares, and (ii) the date that our stockholders approve this Proposal No. 3. In addition, we paid Investor $25,000 for their legal fees at the closing of the Equity Line Purchase Agreement.

EL Registration Rights Agreement
In connection with the Equity Line Purchase Agreement, we entered into a Registration Rights Agreement (the “EL Registration Rights Agreement”) agreeing to register the Purchase Shares and the EL Commitment Shares. The EL Registration Rights Agreement requires us to file the EL Registration Statement by December 15, 2015.
19.99% Cap
We are prohibited from issuing Purchase Shares in excess of 19.99% of the issued and outstanding shares of our common stock immediately prior to the transaction unless stockholder approval of such issuance of securities is obtained as required by applicable Nasdaq rules.
Stockholder Approval Requirement

We are prohibited from issuing the EL Commitment Fee Shares and the shares of common stock which may be issued under the Equity Line Purchase Agreement unless and until stockholder approval of such issuance of securities is obtained as required by applicable Nasdaq rules.
Limitation on Issuance
The Purchase Shares may not be issued if, after giving effect to the issuance, Investor would beneficially own in excess of 4.99% of the outstanding shares of our common stock; provided, however, that upon not less than 61 days’ prior notice to us, Investor may increase or decrease the beneficial ownership limitation so long as Investor in no event owns in excess of 9.99% of the outstanding shares of our common stock.

Why the Company Needs Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq 20% Rule. The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

The aggregate number of shares of our common stock issuable in connection with the Equity Line Purchase Agreement could result in the issuance of more than 20% of our outstanding common stock as of July 22, 2015 at a price less than the greater of the book value or market of the shares. Our common stock had a book value of $(0.115) and market value of $0.35 on July 22, 2015. Accordingly, we need stockholder approval of the potential issuance of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock as of as of July 22, 2015. July 22, 2015 is the date of another transaction entered into by the Company which, in accordance with Nasdaq interpretative rules, is aggregated with the November 2015 transactions under the Equity Line Purchase Agreement. Accordingly, the book value and market value per share on July 22, 2015 are the relevant information for purposes of stockholder approval of the Equity Line Purchase Agreement share issuances.

In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations.

We did not seek advance stockholder approval of the potential issuances of shares of common stock related to the Equity Line Purchase Agreement because the Equity Line Purchase Agreement restricts the number of shares that can be issued to an amount that would not be in excess of the applicable Nasdaq limitations. Therefore, stockholder approval was not required by the Nasdaq Marketplace Rules. If stockholders do not approve Proposal No. 3 at the Special Meeting, this limit will remain in place.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the issuance of the shares of common stock pursuant to the Equity Line Purchase Agreement.

Effect of Proposal No. 3 on Current Stockholders

If Proposal No. 3 is adopted, we would be able to issue shares of common stock pursuant to the Equity Line Purchase Agreement, including the Purchase Shares and the EL Commitment Shares. The issuance of such shares could result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the common stock issued in connection with the Equity Line Purchase Agreement could cause the market price of our common stock to decline.

Further Information

The terms of the Equity Line Purchase Agreement and EL Registration Rights Agreement are only briefly summarized above. For further information, please refer to the description contained in our Current Report on Form

8-K filed with the SEC on November 10, 2015, and the transaction documents that are filed as exhibits thereto. The discussion herein is qualified in its entirety by reference to the transaction documents filed with such Current Report on Form 8-K.

Required Vote

Approval of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Purchase Agreement at a price that may be less than the greater of book or market value requires the receipt of the affirmative vote of the majority of the votes cast at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO THE TERMS OF THE EQUITY LINE PURCHASE AGREEMENT.

PROPOSAL NO. 4:

APPROVAL OF THE ISSUANCE BY THE COMPANY, IN ACCORDANCE WITH A
CONSULTING AGREEMENT, DATED NOVEMBER 23, 2015, OF COMMON STOCK
AND OPTIONS AS COMPENSATION TO A CONSULTANT

Terms of the Transaction

On November 23, 2015, we entered into a Consulting Agreement with Netter Capital Partners (the “Consultant”), pursuant to which the Consultant has agreed to provide certain consulting services to us in exchange for compensation of either (i) $400,000 in cash or (ii) a total of 2,000,000 restricted shares of our common stock (the “Consultant Shares”) and a stock option for 3,000,000 shares of our common stock (the “Option”). If we receive stockholder approval of this Proposal No. 4, we intend to pay the Consultant the Consultant Shares and the Option, rather than cash.

If we receive stockholder approval of this Proposal No. 4, we will issue the Consultant Shares to the Consultant immediately following such stockholder approval (the “Issuance Date”) and the Consultant Shares will vest as follows: (i) 500,000 of the Consultant Shares will vest immediately on the Issuance Date, (ii) 500,000 of the Consultant Shares will vest on the later of the Issuance Date and January 21, 2016, and (iii) the remaining 1,000,000 of the Consultant Shares will vest on the later of the Issuance Date and April 20, 2016.

If we receive stockholder approval of this Proposal No. 4, we will issue the Option to the Consultant on April 20, 2016. The Option is exercisable in cash at an exercise price of $0.225 per share. The Option is immediately exercisable upon issuance and will expire on April 20, 2017.

In connection with the Consulting Agreement, we agreed to make commercially reasonable efforts to register the Consultant Shares and the shares of common stock which may be issued upon exercise of the Option.

If we do not receive stockholder approval of this Proposal No. 4, in lieu of issuing the Consultant Shares and the Option, we will pay to the Consultant in cash $100,000 on January 21, 2016, $100,000 on March 7, 2016 and $200,000 on April 20, 2016.

Why the Company Needs Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(c) (“Rule 5635(c)”) requires that an issuer obtain stockholder approval prior to the issuance of securities when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees or consultants. In order to comply with Rule 5635(c), we are seeking stockholder approval for the issuance of the Consultant Shares and the Option to the Consultant pursuant to the Consulting Agreement.

We did not seek advance stockholder approval of the potential issuances of the Consultant Shares and the Option because the Consulting Agreement provides that, if stockholder approval of the issuances is not received, the Consultant will be paid in cash, rather than in equity compensation. Therefore, stockholder approval was not required by the Nasdaq Marketplace Rules. If stockholders do not approve Proposal No. 4 at the Special Meeting, we will pay the Consultant in cash, rather than the Consultant Shares or the Option.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the issuance of the Consultant Shares and the Option pursuant to the Consulting Agreement.

Effect of Proposal No. 4 on Current Stockholders

If Proposal No. 4 is adopted, we would be able to issue shares of common stock in connection with the Consulting Agreement. The issuance of such shares could result in dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the common stock issued in connection with the Consulting Agreement could cause the market price of our common stock to decline.

Required Vote

Approval of the issuance of common stock and options to the Consultant pursuant to the Consulting Agreement requires the receipt of the affirmative vote of the majority of the votes cast at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF ISSUANCE OF THE COMMON STOCK AND OPTIONS TO THE CONSULTANT PURSUANT TO THE TERMS OF THE CONSULTING AGREEMENT.

PROPOSAL NO. 5:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED
AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

Overview

Our Board of Directors has adopted, declared advisable and is submitting for stockholder approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 450,000,000 to 600,000,000. On November 11, 2015, there were 93,101,628 shares of our common stock outstanding. In addition, we may issue additional shares as follows:

•	7,900,000 shares of common stock for issuance in connection with our various employee benefit and compensation plans;

•	1,702,846 shares of common stock for issuance in connection with the conversion of the Company’s Series A preferred stock;

•	262,500 shares of common stock for issuance in connection with the exercise of the warrants issued to Mr. Seow in 2013;

•	49,382,079 shares of common stock for issuance in connection with the 2014 Notes*;

•	18,000,000 shares of common stock for issuance in connection with the Notes;

•	28,360,000 shares of common stock for potential issuance in connection with the Series E Preferred Stock and the Commitment Fee Shares*

•	324,640,000 shares of common stock for potential issuance in connection with the Purchase Shares and the EL Commitment Shares*; and

•	5,000,000 shares of common stock for issuance in connection with the Consulting Agreement.

* The share amounts shown as being potentially issuable are only estimates. The amount of shares that would actually be issued by the Company could be significantly less or more than the amounts shown based upon a number of factors, including the then current trading market price for the Company’s common stock. The estimated amounts shown above have been calculated assuming that common stock would be issued by the Company (in accordance with and after giving effect to various discounted pricing provisions of the applicable contracts) using a net effective price of $0.10 per share. On November __, 2015, the closing price of the Company’s common stock on the Nasdaq Capital Market was $0.__ per share. The share amounts shown above also assume the maximum number of common shares that could be issued under the applicable contracts. The applicable contracts contain a number of restrictions that limit the numbers of shares that could be issued in any particular time period or under any particular set of circumstances. The share estimates above do not give effect to those contractual restrictions. In particular, the total share amounts shown above relating to the Purchase Shares could only be issued over a long period of time due to a variety of contractual and other restrictions.

After taking into account the shares of our common stock which may be issued in the future under existing plans and contracts (and using the assumptions described above), the number of shares we might issue plus our current outstanding shares could exceed our current authorized share amount of 450,000,000.

In addition, we may also issue additional shares of common stock in the future if the Company elects to pay its obligations for make whole amounts upon conversion of the Series A preferred stock, dividends on the Series E Preferred Stock or interest payments on the Notes in the form of shares rather than cash. The Company currently intends to pay such obligations in shares rather than cash.

The Company’s Amended and Restated Certificate of Incorporation also authorizes the issuance of 25,000,000 shares of preferred stock. On November 11, 2015, 750,000 shares of preferred stock were designated as Series A preferred stock (of which 212,390 were outstanding), 2,000 shares of preferred stock were designated as Series B-1 preferred stock (of which none were outstanding), 1,000 shares of preferred stock were designated as Series B-2 preferred stock (of which none were outstanding), 1,000 shares of preferred stock were designated as Series C preferred stock (of which none were outstanding), 3,000 shares of preferred stock were designated as Series D preferred stock (of which none were outstanding), 2,500 shares of preferred stock were designated as Series D-1 preferred stock (of which none were outstanding) and 2,800 shares of preferred stock were designated as Series E Preferred Stock (of which 1,000 were outstanding). The proposed amendment does not increase the number of shares of preferred stock that the Company is authorized to issue.

Form of the Amendment

If stockholders approve this Proposal No. 5, the Company’s Amended and Restated Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 450,000,000 to 600,000,000. The par value of the common stock will remain at $0.0001 per share. The amendment would amend the first sentence of Article 4 of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is six hundred million (600,000,000) shares of common stock, having a par value of $0.0001 per share, and twenty-five million (25,000,000) shares of preferred stock, having a par value of $0.0001 per share.”

The remaining text of Article 4 of the Company’s Amended and Restated Certificate of Incorporation will remain unchanged. The form of the amendment is attached to this Proxy Statement as Appendix A.

Purpose of the Amendment

The Board is recommending this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs. The shares may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of the Nasdaq Stock Market. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes. There are no immediate agreements, plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. However, the Board believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Generally, our stockholders do not have preemptive rights with respect to our common stock. Accordingly, should the Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares. We, however, have entered into agreements with several investors which grant such investors certain preemptive rights to purchase our securities.

Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment and Required Vote

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

WHERE TO FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. Information in this Proxy Statement updates and, in some cases, supersedes information incorporated by reference from documents that we have filed with the SEC prior to the date of this Proxy Statement, while information that we file later with the SEC will automatically update and, in some cases, supersede the information in this Proxy Statement.

The following documents and information previously filed with the SEC are incorporated by reference into this Proxy Statement:

•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 18, 2015, as amended by Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014, filed with the SEC on March 19, 2015;

•	our definitive proxy statement on Schedule 14A filed on May 1, 2015, as supplemented on May 20, 2015;

•	our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2015, August 14, 2015 and November 13, 2015; and

•
our Current Reports on Form 8-K filed with the SEC on February 20, 2015, February 23, 2015, April 7, 2015, May 8, 2015, May 15, 2015, June 1, 2015, June 15, 2015, June 23, 2015, July 13, 2015, July 23, 2015, July 27, 2015, August 11, 2015, September 8, 2015, September 28, 2015, October 9, 2015, October 9, 2015 and November 10, 2015.

In particular, our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Quarterly Reports, and our quantitative and qualitative disclosures about market risks are incorporated by reference to our Annual Report.

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

As a stockholder, we may have sent you some of the documents incorporated by reference, but anyone can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making a request to us as follows:

Corporate Secretary
Ascent Solar Technologies, Inc.
12300 North Grant Street
Thornton, Colorado 80241
Telephone: (720) 872-5000

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Stockholder Proposals to be Included in the Proxy Statement

To be considered for inclusion in our proxy materials for the 2016 Annual Meeting of Stockholders, a stockholder proposal must be received in writing at our offices, 12300 North Grant Street, Thornton, Colorado 80241, no later than January 1, 2016.

Stockholder Proposals Not to be Included in the Proxy Statement

If you wish to make a stockholder proposal at the 2016 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between January 30, 2016 and February 29, 2016. Furthermore, a proxy for our 2016 Annual Meeting of Stockholders may confer discretionary authority to vote on any matter not submitted to us by March 16, 2016.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Victor Lee
President and Chief Executive Officer

November ___, 2015
Thornton, Colorado

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ASCENT SOLAR TECHNOLOGIES, INC.

Ascent Solar Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD: That the capital of the Corporation shall not be reduced under or by reason of this Amendment.

FOURTH: That upon the effectiveness of this Amendment, the Certificate of Incorporation is hereby amended such that the first sentence of Article 4 of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:
“The total number of shares of all classes of stock that the Corporation shall have authority to issue is six hundred million (600,000,000) shares of common stock, having a par value of $0.0001 per share, and twenty-five million (25,000,000) shares of preferred stock, having a par value of $0.0001 per share.”

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by ___________, its ___________, this [___] day of December, 2015.

ASCENT SOLAR TECHNOLOGIES, INC.

By:     /s/_____________________
Name:     [____________________]
Title:     [____________________]

Ascent Solar Technologies, Inc.
IMPORTANT SPECIAL MEETING INFORMATION
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December [__], 2015.

Vote by Internet
	•	Log on to the Internet and go to www.investorvote.com/ASTI
	•	Follow the steps outlined on the secured website.

Vote by telephone
	•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	•	Follow the instructions provided by the recorded message.

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proposals — Board of Directors recommends a vote FOR Proposal No. 1 and FOR Proposal No. 2.
		For	Against	Abstain
1	To approve the issuance of certain shares of common stock pursuant to the Convertible Note Purchase Agreement dated September 4, 2015.	☐	☐	☐
2	To approve the issuance of certain shares of common stock pursuant to the Series E Preferred Stock Purchase Agreement dated November 4, 2015.	☐	☐	☐
3	To approve the issuance of certain shares of common stock pursuant to the Equity Line Purchase Agreement dated November 10, 2015.	☐	☐	☐
4	To approve the issuance of certain shares of common stock pursuant to the Consulting Agreement dated October 23, 2015.	☐	☐	☐
5
To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to approve an increase in the number of authorized shares of the Company's common stock from 450,000,000 to 600,000,000.
		☐	☐	☐

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box
/ /

01BVLB

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy — ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, CO 80241

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER [__], 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Lee and Jess Edens, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on ________, December [__], 2015, at __:00 _.m., Mountain time, at the Company’s offices, 12300 North Grant Street, Thornton, Colorado 80241, and at any adjournment thereof (the “Special Meeting”), upon matters properly coming before the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NO. 1, NO. 2, NO. 3, NO. 4 AND NO. 5, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Continued and to be dated and signed on reverse side.